                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-70203, 333-73053 and 333-45276) and in the
Registration Statements on Form S-3 (No. 333-82126) of King Pharmaceuticals, Inc. of our report dated February 19, 2004 relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.




/s/  PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP
Atlanta, Georgia
March 11, 2004